UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2009
Dana Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-1063 (Commission File Number)	26-1531856 (IRS Employer Identification Number)
3939 Technology Drive, Maumee, OH 43537
(Address of principal executive offices) (Zip Code)
(419) 887-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
On October 8, 2009, Dana Holding Corporation (“Dana”) received a letter from the New York Stock Exchange (the “NYSE”) acknowledging that Dana is fully compliant with the NYSE’s continued listing standards.
On October 8, 2009, Dana issued a press release announcing its return to full compliance with the NYSE. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description

99.1	Dana Holding Corporation Press Release dated October 8, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION
Date: October 8, 2009	By:	/s/ Marc S. Levin
		Name:	Marc S. Levin
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Dana Holding Corporation Press Release dated October 8, 2009

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